Related party transactions	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Related party transactions
Related party transactions
Equity-method investments
The Company entered in a number of transactions with equity-method investees in 2018 and 2017 (note 8). In addition, the Company provides administrative and development services to its equity-method investees and is reimbursed for incurred costs. To that effect, the Company charged its equity-method investees $11,390 (2017 - $4,675) during the year.
Subject to certain limitations, Atlantica has a right of first offer on any proposed sale, transfer or other disposition by the AAGES entities (other than to APUC) of its interest in infrastructure facilities that are developed or constructed in whole or in part by the AAGES entities under long-term revenue agreements.  Similarly, Atlantica has rights, subject to certain limitations, with respect to any proposed sale, transfer or other disposition of APUC’s interest, not held through the AAGES entities, in infrastructure facilities that are developed or constructed in whole or in part by APUC outside of Canada or the United States under long-term revenue agreements. There were no such transactions in 2018.
Redeemable non-controlling interests
In 2018, contributions of $305,000 were received from AAGES B.V for a preference share of AY Holdings (note 8(a) and note 17).
Long Sault Hydro Facility
Effective December 31, 2013, APUC acquired the shares of Algonquin Power Corporation Inc. (“APC”) which was partially owned by Senior Executives. APC owns the partnership interest in the 18 MW Long Sault Hydro Facility. A final post-closing adjustment related to the transaction remains outstanding.
The above related party transactions have been recorded at the exchange amounts agreed to by the parties to the transactions.